As filed with the Securities and Exchange Commission on September 8, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  June 30, 2011

Date of reporting period:  June 30, 2011

Item 1. Reports to Stockholders.

Dear Shareholder:

The U.S. stock market performance during the 12-month time period ending June 30, 2011 was strong.  The Russell 3000R Index, the benchmark for your Fund, returned 32.37% during this time period.  The Class A shares (with load) of the Fund lagged the Russell 3000 Index over this same time period with a total return of 25.83% with the up-front sales load, but performed in-line with the load waived, generating a total return of 32.47%.  The Class C shares (with load) of the Fund generated a total return of 30.50% over the same period with the back-end sales load, and 31.50% with the load waived.      The Fund’s performance over the twelve-month period was driven by the Fund’s investments in three sectors:  information technology, consumer staples and energy.  Within the technology space, the Fund’s investments in Ariba, Micros Systems and Qualcomm were the primary contributors.  All three companies benefited from improving business conditions and expanding backlogs and/or growth opportunities.

Within the consumer staples sector, it was the Fund’s holdings in Estee Lauder, Energizer Holdings and Walgreens which were additive to performance.  Strong demand overseas and a more focused business strategy were the primary drivers for Estee Lauder’s results; whereas, a major product launch and restructuring of its battery segment helped improve Energizer’s business.  At Walgreens, a new corporate strategy as well as an updated store design has shown positive signs of improvement for their business.  In energy, the Fund profited from several corporate actions that occurred during the period.  Marathon Oil announced the company would be split into two companies, which was received favorably by investors.  Frontier Oil, the portfolio’s investment within the refinery space, merged with Holly Corp; Pride International, an offshore driller, was acquired by Ensco, PLC.  The Fund’s laggards were its investments in Best Buy and Blue Nile, two consumer discretionary companies suffering from lack luster consumer demand.  Other laggards included the Fund’s investment in Cisco Systems, which is suffering from tougher competition as well as a decline in the demand for some of its products.  Finally, the Fund’s investment in Morgan Stanley, a new position for the Fund, suffered after the company announced that its Japanese JV partner reported material mark-to-market losses in its bond trading operations, which negatively impacted Morgan Stanley’s investment in the venture.  The loss, though disappointing, does not change our investment thesis in Morgan Stanley.

We made several changes to the portfolio over the twelve month time period ending June 30, 2011.  We swapped the Fund’s investment in Transocean for one in Pride International.  We did this swap to capture the tax loss the Fund had in Transocean and used the proceeds to make a purchase within the same industry because we have a favorable long term view on offshore drilling.  Within healthcare, we sold the Fund’s investment in Genzyme and added a new position, Cerner Corp, a health care IT company, which we believe will benefit from the growing electronic medical records market.  In financials, we sold our investment in TCF Financial and added two new companies, Starwood Property Trust and Morgan Stanley.  We added Starwood Property Trust, a commercial REIT, to the portfolio to take advantage of what we foresee as an impending wave of refinancing within the commercial mortgage loan market.  We invested in Morgan Stanley because of its compelling valuation and improving profit potential driven by management’s recent restructuring programs.  In the consumer space, we eliminated our investment in Best Buy because the investment did not work out as planned and we reallocated the Fund’s investment in Costco to other investments within the portfolio which we believe have greater investment potential.  In addition, we initiated a new position in Buffalo Wild Wings, the Fund’s first investment within the restaurant industry.  Within technology, we sold the Fund’s investment in Ariba and used the proceeds to make an investment in a small semiconductor company, Applied Micro Circuits.  Finally, due to all of the corporate actions that took place within the energy group, we sold Frontier Oil to limit the Fund’s exposure to the refining industry.  We used the proceeds from this sale to make an investment in Chevron, which has attractive long-term production growth potential.

At the mid-point of the calendar year, we find ourselves approaching a mid-cycle equity market on target to what we believe will be a sustained expansion.  Key markers such as high corporate profit margins, rising inflation pressures and pick-up in corporate merger and acquisition activity all support an expanding economy thesis.  That said, recent economic indicators seem to offer contradicting evidence as GDP (Gross Domestic Product), employment and housing continue to disappoint and lag previous recoveries.  As bottom-up investors, we continually monitor corporate health and behaviors and what we find are strong balance sheets, streamlined inventories, and dividend payout and/or stock buy-back initiatives.  At the same time, corporate managements seem hesitant to increase headcount and to increase capital investment given a tepid recovery along with regulatory and tax uncertainties.

We are optimistic that we will see improvement in employment during the second half of the year as employees work longer hours and temporary staffing firms report strong demand.  Furthermore, signs of strengthening credit and loan growth lend support to business activity.  Continued improvements in both employment and credit are important for stabilization in housing and should relieve a pronounced headwind on consumers and banks.  Meanwhile, we believe that exports and opportunities outside of the U.S. (aided by a weak dollar and increased U.S. competitiveness) will provide resilient growth to U.S. equities. In this regard, we expect U.S. companies and stocks will outpace the U.S. domestic economy.

With this view in mind, we will continue to maintain our strategy of having a higher allocation to small- and medium-sized companies as we believe these companies should do better in an expanding economy.  Furthermore, we will continue to favor those companies positioned to benefit from international growth, in particular, emerging market growth.  As always, we thank you for your confidence in Davidson Investment Advisors and our Multi-Cap Equity Fund.

Sincerely,

Andrew I. Davidson President
Davidson Investment Advisors, Inc.

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Because the Fund may invest in ETF’s, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. The Fund will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying ETF’s. The Fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of Fund holdings. Current and future portfolio holdings are subject to risk.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Davidson Fund is distributed by Quasar Distributors, LLC.

Davidson Multi-Cap Equity Fund
Comparison of the change in value of a hypothetical $10,000 investment in the
Davidson Multi-Cap Equity Fund - Class A vs. the Russell 3000 Index

Average Annual Total Return:		Since Inception
	1 Year	8/11/2008	7/1/2009
Class A (with sales load)	25.83%	1.96%	—
Class A (without sales load)	32.47%	3.79%	—
Class C (with deferred sales load)	30.50%	—	21.09%
Class C (without deferred sales load)	31.50%	—	21.09%
Russell 3000® Index	32.37%	3.40%	23.44%

Total Annual Fund Operating Expenses : 2.17% (Class A); 2.86% (Class C)

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 332-0529.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. Class A shares may be subject to a 5.00% sales load. Class A shares do not have a contingent deferred sales charge ("CDSC") except that a charge of 1% applies to certain redemptions made within seven calendar days, following purchases of $1 million or more without an initial sales charge. Class C shares may be subject to a CDSC of 1.00% on redemptions held for one year or less after purchase. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or  redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The Russell 3000®  Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable  U.S. equity market. You cannot invest directly in an index.

Risks: Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.  Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

Davidson Multi-Cap Equity Fund
Expense Example at June 30, 2011 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in both Class A and Class C at the beginning of the period and held for the entire period (1/1/11   6/30/11).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual next expenses being limited to 1.15% and 1.90% per the operating expenses limitation agreement for Class A and Class C, respectively. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.  In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/11	6/30/11	1/1/11 6/30/11

Actual	$1,000.00	$1,058.20	$5.87

Hypothetical (5% return	$1,000.00	$1,019.09	$5.76
before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.15%  multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund
Expense Example at June 30, 2011 (Unaudited)

Class C
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/11	6/30/11	1/1/11 6/30/11

Actual	$1,000.00	$1,054.20	$9.68

Hypothetical (5% return	$1,000.00	$1,015.37	$9.49
before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund
Sector Allocation of Portfolio Assets - June 30, 2011 (Unaudited)

Percentages represent market value as a percentage of total investments.

Davidson Multi-Cap Equity Fund
Schedule of Investments
June 30, 2011

Shares	COMMON STOCKS - 98.33%	Value
	Activities Related to Credit Intermediation - 1.38%
26,210	Starwood Property Trust, Inc.	$537,567
	Aerospace Product and Parts Manufacturing - 2.10%
9,215	United Technologies Corp.	815,620
	Agencies, Brokerages, and Other Insurance Related Activities - 1.87%
23,940	Principal Financial Group, Inc.	728,255
	Basic Chemical Manufacturing - 1.66%
5,940	Praxair, Inc.	643,837
	Beverage Manufacturing - 2.01%
11,065	PepsiCo, Inc.	779,308
	Communications Equipment Manufacturing - 4.13%
45,730	Cisco Systems, Inc.	713,845
15,660	QUALCOMM, Inc.	889,332
		1,603,177
	Computer and Peripheral Equipment Manufacturing - 4.15%
2,490	Apple, Inc. (a)	835,818
4,535	International Business Machines Corp.	777,979
		1,613,797
	Computer Systems Design and Related Services - 1.87%
11,890	Cerner Corp. (a)	726,598
	Couriers and Express Delivery Services - 2.11%
8,650	FedEx Corp.	820,452
	Data Processing, Hosting, and Related Services - 2.06%
12,790	Fiserv, Inc. (a)	801,038
	Depository Credit Intermediation - 5.91%
19,400	JPMorgan Chase & Co.	794,236
17,015	State Street Corp.	767,206
26,150	Wells Fargo & Co.	733,769
		2,295,211
	Electric Lighting Equipment Manufacturing - 1.92%
12,510	Cooper Industries PLC (b)	746,472

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
Schedule of Investments
June 30, 2011

Shares	COMMON STOCKS - 98.33%, continued	Value

	Electric Power Generation, Transmission and Distribution - 1.43%
18,425	Black Hills Corp.	$554,408
	Engine, Turbine, and Power Transmission Equipment Manufacturing - 1.79%
36,855	General Electric Co.	695,085
	Full-Service Restaurants - 1.65%
9,670	Buffalo Wild Wings, Inc. (a)	641,218
	Grain and Oilseed Milling - 1.43%
18,395	Archer-Daniels-Midland Co.	554,609
	Health and Personal Care Stores - 2.96%
9,430	Medco Health Solutions, Inc. (a)	532,984
14,520	Walgreen Co.	616,519
		1,149,503
	Insurance Carriers - 1.81%
16,655	StanCorp Financial Group, Inc.	702,674
	Jewelry, Luggage, and Leather Goods Stores - 1.45%
12,795	Blue Nile, Inc. (a)	562,724
	Management of Companies and Enterprises - 1.54%
25,915	Morgan Stanley	596,304
	Medical and Diagnostic Laboratories - 1.88%
7,545	Laboratory Corporation of America Holdings (a)	730,281
	Medical Equipment and Supplies Manufacturing - 3.60%
7,695	3M Co.	729,871
7,770	Becton, Dickinson & Co.	669,541
		1,399,412
	Motor Vehicle Manufacturing - 1.64%
46,145	Ford Motor Co. (a)	636,339
	Natural Gas Distribution - 1.74%
12,800	Sempra Energy	676,864
	Newspaper, Periodical, Book, and Directory Publishers - 1.89%
17,485	McGraw-Hill Companies, Inc.	732,796
	Office Furniture (including Fixtures) Manufacturing - 2.22%
31,700	Herman Miller, Inc.	862,874

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
Schedule of Investments
June 30, 2011

Shares	COMMON STOCKS - 98.33%, continued	Value

	Oil and Gas Extraction - 5.86%
10,435	Baker Hughes, Inc.	$757,164
7,740	Devon Energy Corp.	609,989
17,265	Marathon Oil Corp.	909,520
		2,276,673
	Other Electrical Equipment and Component Manufacturing - 1.87%
10,050	Energizer Holdings, Inc. (a)	727,218
	Other Information Services - 1.92%
1,470	Google, Inc. - Class A (a)	744,379
	Other Investment Pools and Funds - 1.89%
48,605	Redwood Trust, Inc.	734,908
	Other Telecommunications - 1.60%
14,700	NII Holdings, Inc. (a)	622,986
	Petroleum and Coal Products Manufacturing - 4.16%
7,665	Chevron Corp.	788,269
10,150	Exxon Mobil Corp.	826,007
		1,614,276
	Pharmaceutical and Medicine Manufacturing - 3.20%
10,210	Amgen, Inc. (a)	595,754
15,615	Gilead Sciences, Inc. (a)	646,617
		1,242,371
	Residential Building Construction - 1.56%
52,715	D.R. Horton, Inc.	607,277
	Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments
	Manufacturing - 2.16%
15,520	E.I. du pont de Nemours & Co.	838,856
	Scientific Research and Development Services - 1.41%
20,380	Pharmaceutical Product Development, Inc.	546,999
	Semiconductor and Other Electronic Component Manufacturing - 1.81%
79,525	Applied Micro Circuits Corp. (a)	704,591
	Soap, Cleaning Compound, and Toilet Preparation Manufacturing - 3.80%
21,200	Church & Dwight Co., Inc.	859,448

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
Schedule of Investments
June 30, 2011

Shares	COMMON STOCKS - 98.33%, continued	Value
	Soap, Cleaning Compound, and Toilet Preparation Manufacturing - 3.80% - Continued
5,880	Estee Lauder Companies, Inc. - Class A	$618,517
		1,477,965
	Software Publishers - 3.57%
13,820	Intuit (a)	716,705
13,470	MICRO Systems, Inc. (a)	669,594
		1,386,299
	Support Activities for Mining - 1.74%
12,653	Ensco PLC - ADR	674,405
	Wired Telecommunications Carriers - 3.58%
10,045	Time Warner Cable, Inc.	783,912
16,305	Verizon Communications, Inc.	607,035
		1,390,947

	TOTAL COMMON STOCKS (Cost $31,970,258)	38,196,573

Shares	SHORT-TERM INVESTMENTS - 1.80%	Value

699,326	Fidelity Institutional Government Portfolio - Class I, 0.01% (c)	699,326
	TOTAL SHORT-TERM INVESTMENTS (Cost $699,326)	699,326

	TOTAL INVESTMENTS IN SECURITIES(Cost $32,669,584) - 100.13%	38,895,899
	Liabilities in Excess of Other Assets - (0.13)%	(50,454)
	NET ASSETS - 100.00%	$38,845,445

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Rate shown is the 7-day yield as of June 30, 2011.
ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENT OF ASSETS AND LIABILITIES at June 30, 2011

ASSETS
Investments in securities, at value (identified cost $32,669,584)	$38,895,899
Receivables
Fund shares sold	22,089
Dividends and interest	43,732
Prepaid expenses	15,306
Total assets	38,977,026

LIABILITIES
Payables
12b-1 fees	42,461
Fund shares redeemed	27,595
Audit fees	18,800
Administration fees	9,757
Transfer agent fees and expenses	9,165
Advisory fees	7,644
Fund accounting fees	6,614
Shareholder reporting	3,870
Custody fees	2,405
Legal fees	1,770
Chief Compliance Officer fee	1,500
Total liabilities	131,581

NET ASSETS	$38,845,445

CALCULATION OF NET ASSET VALUE PER SHARE
Class A
Net assets applicable to shares outstanding	$28,567,809
Shares issued and outstanding [unlimited number of shares (par value
$0.01) authorized]	1,726,173
Net asset value and redemption price per share	$16.55
Maximum offering price per share (Net asset value per share divided
by 95.00%)	$17.42

Class C
Net assets applicable to shares outstanding	$10,277,636
Shares issued and outstanding [unlimited number of shares (par value
$0.01) authorized]	629,339
Net asset value and offering price per share (Note 1)	$16.33

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued

COMPONENTS OF NET ASSETS
Paid-in capital	$31,128,077
Undistributed net investment income	36,441
Accumulated net realized gain on investments	1,454,612
Net unrealized appreciation on investments	6,226,315
Net assets	$38,845,445

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENT OF OPERATIONS For the year ended June 30, 2011

INVESTMENT INCOME
Dividends	$496,545
Interest	258
Total investment income	496,803

Expenses
Advisory fees (Note 4)	209,884
Distribution fees - Class A (Note 5)	60,201
Distribution fees - Class C (Note 5)	82,094
Transfer agent fees and expenses (Note 4)	57,162
Adminstration fees (Note 4)	46,986
Fund accounting fees (Note 4)	39,224
Registration fees	22,928
Audit fees	18,800
Custody fees (Note 4)	14,428
Legal fees	13,578
Reports to shareholders	11,359
Chief Compliance Officer fee (Note 4)	9,000
Trustee fees	6,807
Insurance expense	3,487
Other expenses	5,232
Total expenses	601,170
Less: advisory fee waiver (Note 4)	(168,267)
Net expenses	432,903
Net investment income	63,900

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,517,406
Net change in unrealized appreciation on investments	6,506,839
Net realized and unrealized gain on investments	8,024,245
Net Increase in Net Assets Resulting from Operations	$8,088,145

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$63,900	$17,315
Net realized gain on investments	1,517,406	247,240
Net change in unrealized appreciation on investments	6,506,839	505,611
Net increase in net assets resulting from operations	8,088,145	770,166

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(27,691)	(44,012)
Class C	—	(5,739)
From net realized gain on investments
Class A	(4,142)	—
Class C	(1,456)	—
Total distributions to shareholders	(33,289)	(49,751)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	7,679,068	12,924,699

Total increase in net assets	15,733,924	13,645,114

NET ASSETS
Beginning of year	23,111,521	9,466,407
End of year	$38,845,445	$23,111,521

Undistributed net investment income at end of year	$36,441	$—

(a) A summary of share transactions is as follows:

	Class A
	Year Ended June 30, 2011		Year Ended June 30, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	383,649	$5,955,639	621,482	$8,054,691
Shares issued on reinvestments of distributions	2,005	31,362	3,332	43,086
Shares redeemed	(91,951)	(1,410,380)	(46,191)	(605,661)
Net increase	293,703	$4,576,621	578,623	$7,492,116

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS – Continued

	Class C
	Year Ended June 30, 2011		Year Ended June 30, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	238,361	$3,510,263	435,415	$5,673,829
Shares issued on reinvestments of distributions	92	1,427	404	5,209
Shares redeemed	(26,748)	(409,243)	(18,185)	(246,455)
Net increase	211,705	$3,102,447	417,634	$5,432,583

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund – Class A
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

			August 11, 2008*
	Year Ended	Year Ended	through
	June 30, 2011	June 30, 2010	June 30, 2009

Net asset value, beginning of period	$12.51	$11.09	$15.00

Income from investment operations:
Net investment income	0.06	0.03 ^	0.10	^
Net realized and unrealized gain (loss) on investments	4.00	1.43	(3.96)
Total from investment operations	4.06	1.46	(3.86)

Less distributions:
From net investment income	(0.02)	(0.04)	(0.05)
From net realized gain on investments	(0.00)#	—	—
Total distributions	(0.02)	(0.04)	(0.05)

Redemption fees retained	—	—	0.00	^#

Net asset value, end of period	$16.55	$12.51	$11.09

Total return	32.47%	13.13%	-25.72	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$28,568	$17,922	$9,466
Ratio of expenses to average net assets:
Before expense reimbursement	1.67%	2.17%	3.51	%†
After expense reimbursement	1.15%	1.15%	1.15	%†
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(0.13)%	(0.82)%	(1.33	)%†
After expense reimbursement	0.39%	0.20%	1.03	%†
Portfolio turnover rate	19.34%	16.78%	22.58	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund – Class C
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

		July 1, 2009*
	Year Ended	through
	June 30, 2011	June 30, 2010

Net asset value, beginning of period	$12.42	$11.17

Income from investment operations:
Net investment loss	(0.05)	(0.07	)^
Net realized and unrealized gain on investments	3.96	1.35
Total from investment operations	3.91	1.28

Less distributions:
From net investment income	—	(0.03)
From net realized gain on investments	(0.00)#	—
Total distributions	(0.00)#	(0.03)

Net asset value, end of period	$16.33	$12.42

Total return	31.50%	11.45	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$10,277	$5,189
Ratio of expenses to average net assets:
Before expense reimbursement	2.42%	2.86	%†
After expense reimbursement	1.90%	1.90	%†
Ratio of net investment loss to average net assets:
Before expense reimbursement	(0.88)%	(1.50	)%†
After expense reimbursement	(0.36)%	(0.54	)%†
Portfolio turnover rate	19.34%	16.78	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2011

NOTE 1 - ORGANIZATION

The Davidson Multi-Cap Equity Fund (the “Fund”) (formerly named Davidson Multi-Cap Core Fund) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company.  The Fund’s investment objective is to seek long-term capital appreciation.  The Fund currently offers Class A shares and Class C shares. Class A shares are subject to a maximum sales load of 5.00%, which decreases depending on the amount invested. U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, will assess Class C redemptions a 1% Contingent Deferred Sales Charge on Fund shares held for one year or less, unless the dealer of record waived its commission. The Fund’s Class A shares and Class C shares commenced operations on August 11, 2008 and July 1, 2009, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009 – 2010, or expected to be taken in the Fund’s 2011 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2011 - continued

net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended June 30, 2011, the Fund made the following permanent tax adjustments on the statement of assets & liabilities:

Undistributed	Accumulated Net
Net Investment	Realized
Income	Gain	Paid-in Capital
$232	$8	$(240)

F.
Redemption Fees: The Fund charges a 1.00% redemption fee to shareholders who redeem shares held for 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. During the year ended June 30, 2011, the Fund retained no redemption fees.

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of June 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2011 - continued

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities - The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Securities - Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2011:

Summary of inputs continued to page 21

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2011 – continued

	Level 1	Level 2	Level 3	Total
Common Stocks
Accommodation and Food
Services	$641,218	$—	$—	$641,218
Construction	607,277	—	—	607,277
Finance and Insurance	4,998,615	—	—	4,998,615
Health Care and Social
Assistance	730,281	—	—	730,281
Information	5,678,444	—	—	5,678,444
Management of
Companies and
Enterprises	596,304	—	—	596,304
Manufacturing	17,117,217	—	—	17,117,217
Mining	2,193,914	—	—	2,193,914
Professional, Scientific
and Technical Services	1,869,351	—	—	1,869,351
Retail Trade	1,712,227	—	—	1,712,227
Transportation and
Warehousing	820,453	—	—	820,453
Utilities	1,231,272	—	—	1,231,272
Total Common Stocks	38,196,573	—	—	38,196,573

Short-Term Investments	699,326	—	—	699,326
Total Investments in
Securities	$38,895,899	$—	$—	$38,895,899

Refer to the Fund’s Schedule of Investments for additional information. Transfers between levels are recognized at June 30, 2011, the end of the reporting period. The Fund recognized no significant transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Fund during the year ended June 30, 2011.

New Accounting Pronouncements - On January 21, 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASV”), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment securities are to be valued and disclosed.  Specifically, the amendment requires reporting entities to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number.  The effective date of the amendment is for interim and annual periods beginning after December 15, 2010.  At this time, the Fund is evaluating the implications of the update and the impact to the financial statements.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2011 - continued

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, the Fund is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended June 30, 2011, Davidson Investment Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% based upon the average daily net assets of the Fund. For the year ended June 30, 2011, the Fund incurred $209,884 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s Class A and Class C aggregate annual operating expenses to 1.15% and 1.90%, respectively, of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended June 30, 2011, the Advisor reduced its fees and absorbed Fund expenses in the amount of $168,267; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Year	Amount
2012	$118,212
2013	182,199
2014	168,267
$468,678

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2011 - continued

returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For the year ended June 30, 2011, the Fund incurred $46,986 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  For the year ended June 30, 2011, the Fund incurred $39,224 in fund accounting fees and $48,863 in transfer agent fees (excluding out-of-pocket expenses).  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended June 30, 2011, the Fund incurred $14,428 in custody fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. The Distributor has advised the Fund that it has received $145,231 in front-end sales charges resulting from sales of the Class A shares.  For the year ended June 30, 2011, the Distributor paid front-end sales charges of $144,996 to D.A. Davidson & Co. (“DAD”), the Advisor’s affiliated broker dealer. The Distributor pays a broker dealer a 1.00% up-front sales commission, which includes an advance of the first year's service and distribution fees on Class C shares. The Distributor retains the service and distribution fees in the first year to reimburse itself for paying your financial intermediary a 1.00% up-front sales commission and retains the service and distribution fees on accounts with no authorized dealer of record. For the year ended June 30, 2011, the Distributor paid DAD $35,425 in up-front sales commissions on Class C shares.

Certain officers of the Fund are employees of the Administrator.

For the year ended June 30, 2011, the Fund was allocated $9,000 of the Chief Compliance Officer fee.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% and 1.00%, respectively, of the Class A and Class C shares’ average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended June 30, 2011, the Class A and Class C paid the Distributor $60,201 and $82,094, respectively.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2011, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $13,712,565 and $6,099,414, respectively.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2011 - continued

NOTE 7 – INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, and REIT adjustments subsequent to October 31 on the sale of securities.

The tax character of distributions paid during the years ended June 30, 2011 and June 30, 2010 was as follows:

	June 30, 2011	June 30, 2010

Ordinary income	$27,691	$49,751
Long-term capital gains	$ 5,598	$ —

Ordinary income distributions may include dividends paid from short-term capital gains.

As of June 30, 2011, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$32,683,043

Gross tax unrealized appreciation	7,295,593
Gross tax unrealized depreciation	(1,082,737)
Net tax unrealized appreciation	6,212,856

Undistributed ordinary income	852,979
Undistributed long-term capital gain	651,533
Total distributable earnings	1,504,512

Other accumulated gains/(losses)	—
Total accumulated earnings	$7,717,368

(a) The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and REIT adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
The Davidson Multi-Cap Equity Fund

We have audited the accompanying statement of assets and liabilities of The Davidson Multi-Cap Equity Fund (formerly known as Davidson Multi-Cap Core Fund), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of June 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and  for the period August 11, 2008 (commencement of operations) through June 30, 2009.   These financial statements and financial highlights are the responsibility of the management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davidson Multi-Cap Equity Fund as of June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period August 11, 2008 (commencement of operations) through June 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 26, 2011

Davidson Multi-Cap Equity Fund
NOTICE TO SHAREHOLDERS at June 30, 2011 (Unaudited)

For the year ended June 30, 2011, certain dividends paid by the Davidson Multi-Cap Equity Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 56.05%.

For corporate shareholders in the Davidson Multi-Cap Equity Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2011 was 54.68%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-877-332-0529 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2011

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2011 is available without charge, upon request, by calling 1-877-332-0529.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form

Davidson Multi-Cap Equity Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

This chart provides information about the Trustees and Officers who over-see the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

				Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office and	Principal Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past Five	Overseen by	Past Five
and Age	the Trust	Time Served	Years	Trustee(2)	Years

Sallie P. Diederich (age 61)	Trustee	Indefinite term	Independent Mutual	4	None.
615 E. Michigan Street		since January	Fund Consultant, (1995
Milwaukee, WI 53202		2011.	to present); Advisor
			Corporate Controller,
			Transamerica Fund
			Management Company
			(1994 to 1995); Senior
			Vice President, Mutual
			Fund and Custody
			Operations, Putnam
			Investments (1992 to
			1993); Vice President
			and Controller, Mutual
			Fund Accounting,
			American Capital
			Mutual Funds (1986 to
			1992).

Donald E. O’Connor (age 75)	Trustee	Indefinite term	Retired; former	4	Trustee, The
615 E. Michigan Street		since February	Financial Consultant		Forward Funds
Milwaukee, WI 53202		1997.	and former Executive		(35 portfolios).
			Vice President and
			Chief Operating Officer
			of ICI Mutual Insurance
			Company (until January
			1997).

George J. Rebhan (age 77)	Trustee	Indefinite term	Retired; formerly	4	Independent
615 E. Michigan Street		since May	President, Hotchkis and		Trustee from
Milwaukee, WI 53202		2002.	Wiley Funds (mutual		1999 to 2009,
			funds) (1985 to 1993).		E*TRADE
					Funds.
George T. Wofford (age 71)	Trustee	Indefinite term	Retired; formerly Senior	4	None.
615 E. Michigan Street		since February	Vice President, Federal
Milwaukee, WI 53202		1997.	Home Loan Bank of
			San Francisco.

Davidson Multi-Cap Equity Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED) – continued

Interested Trustee

				Number of
				Portfolios
			Principal	in Fund
Name, Address	Held with	and Length of	During Past Five	Overseen by	Other
and Age	the Trust	Time Served	Years	Trustee(2)	Directorships Held

Joe D. Redwine(3) (age 64)	Interested	Indefinite term	President, CEO,	4	None.
615 E. Michigan Street	Trustee	since September	U.S. Bancorp Fund
Milwaukee, WI 53202		2008.	Services, LLC (May
			1991 to present).

Officers

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Joe D. Redwine (age 64)	Chairman and Chief Executive	Indefinite term	President, CEO, U.S. Bancorp
615 E. Michigan Street	Officer	since September	Fund Services, LLC (May 1991
Milwaukee, WI 53202		2007.	to present).

Douglas G. Hess (age 43)	President and Principal	Indefinite term	Senior Vice President,
615 E. Michigan Street	Executive Officer	since June 2003.	Compliance and
Milwaukee, WI 53202			Administration, U.S. Bancorp
Fund Services, LLC
(March 1997 to present).

Cheryl L. King (age 49)	Treasurer and Principal	Indefinite term	Vice President, Compliance and
615 E. Michigan Street	Financial Officer	since December	Administration, U.S. Bancorp
Milwaukee, WI 53202		2007.	Fund Services, LLC (October
1998 to present).

Michael L. Ceccato (age 53)	Vice President, Chief	Indefinite term	Vice President, U.S. Bancorp
615 E. Michigan Street	Compliance Officer and AML	since September	Fund Services, LLC (February
Milwaukee, WI 53202	Officer	2009.	2008 to present); General
Counsel/Controller, Steinhafels,
Inc. (September 1995 to
February 2008).

Jeanine M. Bajczyk, Esq. (age 46)	Secretary	Indefinite term	Senior Vice President and
615 E. Michigan Street		since June 2007.	Counsel, U.S. Bancorp Fund
Milwaukee, WI 53202			Services, LLC (May 2006 to
present); Senior Counsel, Wells
Fargo Funds Management, LLC
(May 2005 to May 2006);
Senior Counsel, Strong
Financial Corporation (January
2002 to April 2005).

Davidson Multi-Cap Equity Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED) - continued

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

Davidson Multi-Cap Equity Fund
HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-332-0529 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Davidson Investment Advisors, Inc.
Davidson Building
8 Third Street North
Great Falls, MT 59401
www.davidsonmutualfunds.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI 53202
877-332-0529

Independent Registered
Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings LLP
75 East 55th Street
New York, NY 10022-3205

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 877-332-0529.

DAVIDSON MULTI-CAP EQUITY FUND ANNUAL REPORT For the year ended June 30, 2011

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Sallie P. Diederich is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2011	FYE 6/30/2010
Audit Fees	$15,900	$17,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2011	FYE 6/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2011	FYE 6/30/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    8/31/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    8/31/11

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date    8/31/11

* Print the name and title of each signing officer under his or her signature.